SUPPLEMENT DATED NOVEMBER 1, 2026

TO THE SUMMARY PROSPECTUS, UPDATING SUMMARY PROSPECTUS AND STATUTORY PROSPECTUS DATED APRIL 30, 2026

OF PERSONAL RETIREMENT ANNUITY

ISSUED BY EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY® (“EFILI”)

This supplement should be read, retained, and used in conjunction with the Summary Prospectus, Updating Summary Prospectus, and Statutory Prospectus (collectively, the “Prospectuses”) of Personal Retirement Annuity.

Effective November 1, 2026, current expenses for the Fidelity® VIP Investor Freedom Portfolios have changed.

The information in APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT relating to the Fidelity® VIP Investor FreedomSM Portfolios is replaced with the following:

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2010 Portfolio Adviser: Fidelity Management & Research Company LLC	0.37%	10.57%	3.11%	5.68%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2015 Portfolio Adviser: Fidelity Management & Research Company LLC	0.40%	11.87%	3.95%	6.55%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2020 Portfolio Adviser: Fidelity Management & Research Company LLC	0.44%	13.29%	4.79%	7.33%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2025 Portfolio Adviser: Fidelity Management & Research Company LLC	0.47%	14.44%	5.46%	7.95%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2030 Portfolio Adviser: Fidelity Management & Research Company LLC	0.51%	15.37%	6.18%	8.81%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2035 Portfolio Adviser: Fidelity Management & Research Company LLC	0.55%	16.61%	—	—

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Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2040 Portfolio Adviser: Fidelity Management & Research Company LLC	0.60%	18.69%	—	—
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2045 Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	19.69%	—	—
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP Investor FreedomSM 2050 Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	19.73%	—	—
Seeks high total return with a secondary objective of principal preservation	Fidelity® VIP Investor Freedom RetirementSM Portfolio† Adviser: Fidelity Management & Research Company LLC	0.37%	9.63%	2.31%	4.40%

†	Prior to April 30, 2026, the fund was named Fidelity®VIP Investor Freedom Income Portfolio.

Effective November 14, 2026, we are discontinuing the ability to fund Purchase Payments to the Contract from a Fidelity mutual fund account.

All references to a Fidelity mutual fund account have been removed.

More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.dfinview.com/Fidelity/PUFT/PRA. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

If you have questions, or if you would like to discuss allocation options, please contact a Fidelity Annuity Service Specialist at 800-634-9361, Monday through Friday, 8:30 a.m. to 7:30 p.m. Eastern time.

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